UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2006
CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
(Exact name of registrant specified in charter)

Delaware	000-50505	13-4287300

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Foxborough Blvd., Suite 240
Foxborough, MA 02035
(Address of principal executive offices) (Zip Code)
(508) 549-9981
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1 PROMISSORY NOTE BY AND BETWEEN THE REGISTRANT AND THE LENDER
EX-10.2 WARRANT BY AND BETWEEN THE REGISTRANT AND THE LENDER

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On December 27, 2005, Cyberkinetics Neurotechnology Systems, Inc. (the “Registrant”) entered into a Loan and Master Security Agreement (the “Agreement”) with General Electric Capital Corporation (the “Lender”). The Agreement provides for borrowings in an amount up to $6 million, of which $4 million is available immediately (“Tranche 1”) and the remaining $2 million is available upon the Registrant’s achievement of certain milestones, as more fully described in the Agreement. On March 31, 2005, the Registrant entered into a Loan and Security Agreement (the “Loan Agreement”) with Silicon Valley Bank (“SVB”). The Loan Agreement provided for a revolving line of credit in an amount up to $3 million (the “Line”). As a condition to borrowing any funds under Tranche 1, the Registrant must first have paid all amounts outstanding and due under the Line and fully satisfied and discharged all liens, claims and encumbrances on the Registrant’s property and intellectual property arising from the Loan Agreement. On January 5, 2006, the Registrant paid all amounts due and owing under the Loan Agreement and all security interests and other liens held by SVB in all properties, rights and other assets of the Registrant were discharged.
On January 10, 2006, the Registrant borrowed $4 million under Tranche 1 (the “Borrowings”). In connection with the Borrowings, the Registrant issued to the Lender a Promissory Note for $4 million (the “Note”). The Note bears interest at 10.72% annually and is payable as interest only for six months; thereafter, it is payable in thirty equal monthly payments of principal plus interest at 3.814704%. If the Registrant fails to pay any obligation when due under the Note, the Lender may declare that all Borrowings are immediately due and payable.
In connection with the execution of the Note, the Registrant issued to the Lender a warrant (the “Warrant”) to purchase 55,944 shares of the Registrant’s common stock at an exercise price of $1.79 per share. The Warrant will expire 10 years from the date of issuance.
A copy of the Note and the Warrant are filed with this Current Report as Exhibit 10.1 and 10.2.
Additional information regarding the terms of the Agreement was disclosed by the Registrant in its Current Report on Form 8-K filed on December 27, 2005 and is hereby incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits:

Exhibit
Number	Description

10.1	Promissory Note by and between the Registrant and the Lender

10.2	Warrant by and between the Registrant and the Lender

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberkinetics Neurotechnology Systems, Inc.
Date: January 13, 2006	By:	/s/ Timothy R. Surgenor
Timothy R. Surgenor
President and Chief Executive Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Promissory Note by and between the Registrant and the Lender

10.2	Warrant by and between the Registrant and the Lender